H:\REGA\SR\GAB\2197598.EXT







October  19,  2001




Pizza  Inn,  Inc.,
5050  Quorum  Drive,  Suite  500
Dallas  TX  75240

Attn:     Ronald  W.  Parker

Ref:     Pizza  Inn,  Inc.  a  Missouri  corporation
     Plano Parkway South of State Highway 121, The Colony, Denton County, TX ("Property")
     Wells  Fargo  Bank  Loan  No.  2351OE

Dear  Mr.  Parker:

This First Letter Modification Agreement dated October 19, 2001 ("Agreement") is entered into by and between Wells Fargo Bank Texas, National Association ("Lender"), and Pizza Inn, Inc., a Missouri corporation ("Borrower").

On December 28, 2000, Lender made a loan to Borrower in the principal amount of EIGHT MILLION ONE HUNDRED TWENTY- FIVE THOUSAND AND NO/100THS DOLLARS ($8,125,000.00) ("Loan"). Said Loan is secured by, among other things, a Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixutre Filing ("Deed of Trust") dated December 28, 2000, executed by Borrower as "Grantor" for the benefit of Lender as "Beneficiary" and recorded on December 29, 2000, as Instrument No. 122934, in the Real Property Records of Denton County, Texas, encumbering real property described more particularly therein; and evidenced by a Promissory Note dated December 28, 2000 ("Note") and other documentation necessary to perfect the Loan and any amendments or modifications thereto (individually and collectively, the "Loan Documents").

Borrower has requested, and Lender has agreed to extend the Completion Date (as set forth in the Loan Documents) from November 1, 2001 to January 1, 2002.

Lender's willingness to extend the Completion Date of the Loan Documents is subject to the satisfaction of the following conditions precedent:


     1.     Borrower shall deliver to Lender an unmodified, executed original of
this  Agreement;               and

     2. All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement.

October  19,  2001
Page  2


All other terms and conditions under each of the Loan Documents shall remain unmodified and of full force and effect. Upon satisfaction of the conditions precedent described above, the extension of the maturity date of the Note shall be in effect.


"Lender"

WELLS  FARGO  BANK  TEXAS,  NATIONAL  ASSOCIATION



By:/s/Paula Kinnison

Title:Vice President







Borrower hereby acknowledges and agrees to the terms and conditions stated in the foregoing Agreement.


"Borrower"

PIZZA  INN,  INC.,
a  Missouri  corporation



By:/s/Ronald W. Parker
     Ronald  W.  Parker,  President